Exhibit 99.2
Supplemental Operating and Financial Data
for the Quarter ended March 31, 2006
www.trz.com
This Supplemental Operating and Financial Data
is not an offer to sell or solicitation to buy any
securities of the Company and should be read in
conjunction with the financial statements and
related notes of the Company and all of the public
filings of the Company with the Securities and
Exchange Commission. Any offers to sell or
solicitations of the Company shall be made by
means of a prospectus.

First Quarter 2006
Trizec Properties, Inc., a real estate investment trust (REIT) headquartered in Chicago, is one of the largest owners and operators of commercial office properties in the United States. As of March 31, 2006, the company has ownership interests in and manages a high-quality portfolio of 48 office properties totaling approximately 36 million square feet concentrated in the metropolitan areas of seven major U.S. cities. Trizec trades on the New York Stock Exchange under the symbol TRZ. For more information, visit Trizec’s Web site at www.trz.com or call toll free at 1 (800) 891-7017.
Table of Contents

Page

Investor Information	1
Financial Highlights	2
Segmented Financial Information	3
Consolidated Balance Sheet Information	4
Additional Financial Information	5
Same-Property Performance	6
Unconsolidated Real Estate Joint Venture Financial Information	7-8
Office Portfolio Analysis	9-14
Property Listing	15
Mortgage Debt and Other Loans	16-17
Discontinued Operations	18
2006 Disposition Summary	19

Appendix:
A) Financial Information	20
This report contains forward-looking statements, within the meaning of the federal securities laws, relating to our business and financial outlook which are based on our current expectations, beliefs, projections, forecasts, future plans and strategies, and anticipated events or trends. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or the negative of these terms or other comparable terminology. We intend these forward-looking statements, which are not guarantees of future performance and financial condition, to be covered by the safe harbor provisions for forward-looking statements contained in the federal securities laws. Forward-looking statements are not historical facts. Instead, such statements reflect estimates and assumptions and are subject to certain risks and uncertainties that are difficult to predict or anticipate. Therefore, actual outcomes and results may differ materially from those projected or anticipated in these forward-looking statements. You should not place undue reliance on these forward-looking statements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, including, without limitation, the risks described under “Item 1. Business — Risk Factors” in our 2004 Form 10-K, filed with the Securities and Exchange Commission on March 11, 2005. These factors include, without limitation, the following: changes in national and local economic conditions, including those economic conditions in our seven core markets; the extent, duration and strength of any economic recovery; our ability to maintain occupancy and to timely lease or re-lease office space; the extent of any tenant bankruptcies and insolvencies; our ability to sell our non-core office properties in a timely manner; our ability to acquire office properties selectively in our core markets; our ability to integrate and realize the full benefits from our acquisitions, including the Arden office portfolio; our ability to maintain REIT qualification and changes to U.S. tax laws that affect REITs; material increases in the amount of special dividends payable to affiliates of Trizec Canada on shares of our special voting stock as a result of increases in the applicable cross-border withholding tax rates; Canadian tax laws that affect treatment of investment in U.S. real estate companies; the competitive environment in which we operate; the cost and availability of debt and equity financing; the effect of any impairment charges associated with changes in market conditions; the sale or other disposition of shares of our common stock owned by Trizec Canada Inc.; our ability to obtain, at a reasonable cost, adequate insurance coverage for catastrophic events, such as earthquakes and terrorist acts; and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

Investor Information

First Quarter 2006

Corporate Office:
Trizec Properties, Inc.	Tel:	(312) 798-6000
10 S. Riverside Plaza, Suite 1100	Fax:	(312) 798-6270
Chicago, IL 60606	Toll Free:	(800) 891-7017
	Web site:	www.trz.com
	E-mail:	investor.relations@trz.com

Selected Corporate Officers:
Peter Munk	Chairman
Tim Callahan	President and Chief Executive Officer
Mike Colleran	Chief Financial Officer
Bill Tresham	Chief Operating Officer
Brian Lipson	Chief Investment Officer

Research Coverage:
Goldman Sachs	Jay Habermann / Sloan Bohlen	(917) 343-4260 / (212) 902-2796
Green Street Advisors	Jim Sullivan / Cedrik Lachance	(949) 640-8780
Lehman Brothers	David Harris	(212) 526-1790
Merrill Lynch	Steve Sakwa / Ian Weissman	(212) 449-0335/6255
Morgan Stanley Dean Witter	Matthew Ostrower / David Cohen	(212) 761-6284/8564
Stifel Nicolaus	John Guinee / Eli Fleminger	(410) 454-5520/4830
Wachovia Securities	Christopher Haley / Greg Korondi	(443) 263-6773/6579
Canaccord Capital	Shant Poladian / Sandy Poklar	(416) 869-6595/3060
CIBC World Markets	Rossa O’Reilly / Alex Avery	(416) 594-7296/8179
Griffiths McBurney	Anoop Prihar / Dana Merber	(416) 943-6127/6674
RBC Capital Markets	Neil Downey / Anil Jamani	(416) 842-7835/7897
TD Newcrest	Sam Damiani / Mandy Samols	(416) 983-9640/4767

Stock Exchange Listing:	NYSE

Trading Symbol:	TRZ

Index Listings:	MSCI U.S. REIT Index
S&P REIT Composite Index
Wilshire REIT Index
Russell 1000 Index
Dividend per share:

	Amount	Declared	Record	Paid

Q2-05:	$0.20	14-Jun	30-Jun	15-Jul
Q3-05:	$0.20	13-Sep	30-Sep	17-Oct
Q4-05:	$0.20	13-Dec	30-Dec	17-Jan
Q1-06:	$0.20	9-Mar	31-Mar	17-Apr

Shares outstanding (March 31, 2006):	157,180,414

Total Market Cap ($ mil. at March 31, 2006):	6,656.8
Share Activity (NYSE):
Source: Bloomberg

					12 Months
					Ended
	Q2-05	Q3-05	Q4-05	Q1-06	3/31/2006

Share Prices:
High	20.61	23.73	23.14	26.39	26.39
Low	18.65	20.40	20.45	22.62	18.65
Close	20.57	23.06	22.92	25.73	25.73

Avg. Daily Vol. (000’s):	500	498	467	566	508

Investor Relations:	Dennis C. Fabro	Andrew Joa	Transfer Agent:	Mellon Investor Services LLC
	Senior Vice President, Investor Relations	Director, Investor Relations		Newport Office Center VII
	10 S. Riverside Plaza, Suite 1100	10 S. Riverside Plaza, Suite 1100		480 Washington Boulevard
	Chicago, IL 60606	Chicago, IL 60606		Jersey City, NJ 07310
	Tel: (312) 798-6290 Fax: (312) 798-6270	Tel: (312) 798-6295 Fax: (866) 784-8609		Toll Free: (800) 852-0037
	E-mail: dennis.fabro@trz.com	E-mail: andrew.joa@trz.com		E-mail: shrrelations@melloninvestor.com

Financial Highlights

First Quarter 2006 ($000’s, except per share amounts)

	Three Months Ended
	31-Mar-06	31-Mar-05	% Change
Consolidated Property Revenues	$184,405	$171,273	8%

Operating Expenses	63,025	56,287	12%
Property Taxes	23,003	21,882	5%

Consolidated Property Expenses	$86,028	$78,169	10%

Consolidated Property Revenues Less Property Expenses	$98,377	$93,104	6%

Property Revenues Less Property Expenses from Unconsolidated Joint Ventures (Pro rata)	15,023	13,566	11%
Property Revenues Less Property Expenses from Discontinued Operations	2,341	13,419	-83%

Total Property Revenues Less Property Expenses	$115,741	$120,089	-4%

Net Income Available to Common Stockholders	$44,933	$25,287	78%

Net Income Available to Common Stockholders per Weighted Average Common Share Outstanding
Basic	$0.29	$0.17	74%

Diluted	$0.28	$0.16	72%

Funds from Operations Available to Common Stockholders (FFO) [1]	$65,883	$69,813	-6%

FFO per share
Basic	$0.42	$0.46	-8%

Diluted	$0.41	$0.45	-9%

Weighted Average Common Shares Outstanding:
Basic	156,691,554	153,090,527

Diluted	159,944,117	155,122,317

(1)	FFO is a non-GAAP financial measure. See Appendix B for a reconciliation of FFO and FFO per share to net income available to common stockholders and net income available to common stockholders per share, the most directly comparable GAAP measures.

Segmented Financial Information

First Quarter 2006 ($000’s)	(includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)
Three Months Ended

								Other	Total	Corporate
	Atlanta	Chicago	Dallas	Houston	Los Angeles	New York	Washington, D.C.	Markets	Office	& Other	Total
March 31, 2006

Property revenues	$19,524	16,996	21,460	30,134	32,049	50,592	34,712	12,033	217,500	2,221	$219,721
Property expenses	(8,146)	(8,657)	(12,268)	(16,370)	(13,964)	(24,900)	(12,897)	(6,766)	(103,968)	(12)	(103,980)

Property revenues less property expenses	$11,378	8,339	9,192	13,764	18,085	25,692	21,815	5,267	113,532	2,209	$115,741

March 31, 2005

Property revenues	$19,689	19,291	21,259	27,874	26,625	49,768	33,005	18,034	215,545	2,625	$218,170
Property expenses	(8,314)	(8,576)	(11,318)	(14,440)	(11,463)	(24,410)	(12,327)	(10,735)	(101,583)	3,502	(98,081)

Property revenues less property expenses	$11,375	10,715	9,941	13,434	15,162	25,358	20,678	7,299	113,962	6,127	$120,089

Consolidated Balance Sheet Information

First Quarter 2006
Real Estate
($000’s — As of March 31, 2006)

	Properties Held	Properties Held
	for the Long Term	for Disposition	Total

Rental properties	$4,383,739	$76,141	$4,459,880
Properties held for development	24,430	—	24,430
Accumulated depreciation	(662,034)	(12,755)	(674,789)

Real Estate, net	$3,746,135	$63,386	$3,809,521

Rental Properties	Net Book Value

Held for the long term	$3,721,705
Held for disposition[1]	63,386

Total Rental Properties	$3,785,091

Properties Held for Development	Net Book Value

Buckhead Land	$12,796
Other	11,634

Total Properties Held for Development	$24,430

(1)	Properties included in the “Held for disposition” category are listed on page 18 under the tables “Properties Designated as Discontinued Operations” but exclude properties that were disposed of during 2005 and 2006.
Other Assets and Investments
($000’s — As of March 31, 2006)

Cash and cash equivalents	$41,473
Escrows and restricted cash	147,080
Investment in unconsolidated real estate joint ventures	146,406
Office tenant receivables, net	10,444
Deferred rent receivables, net	141,805
Other receivables, net	8,872
Deferred charges, net	138,451
Prepaid expenses and other assets, net	177,485

Total Other Assets and Investments	$812,016

Other Liabilities
($000’s — As of March 31, 2006)

Trade, construction and tenant improvements payables	$19,861
Accrued interest expense	6,576
Accrued operating expenses and property taxes	62,596
Other accrued liabilities	186,615
Dividends payable	32,170
Taxes payable	25,881

Total Other Liabilities	$333,699

Additional Financial Information

First Quarter 2006
Straight-Line Adjustment Summary
($000’s)

	Three Months Ended
	31-Mar-06	31-Mar-05

Continuing Operations	$7,452	$2,558
Discontinued Operations	(180)	(143)
Pro Rata Share of Unconsolidated JVs	793	723

Total	$8,065	$3,138

FAS 141 Impact on Rental Revenue Summary1
($000’s)

	Three Months Ended
	31-Mar-06	31-Mar-05

Continuing Operations	$1,269	$703
Discontinued Operations	—	—
Pro Rata Share of Unconsolidated JVs	704	—

Total	$1,973	$703

[1]	Represents net amortization of above-and-below market leases amortized over the terms of the respective leases in place at the property acquisition dates. This policy has been in effect for acquisitions since July 1, 2001. The unamortized portion of above market leases totaling $6.7 million is included in Prepaid expenses and other assets and the unamortized portion of below market leases totaling $70.4 million is included in Other accrued liabilities as of March 31, 2006 for consolidated properties.
Termination Fee Revenue Summary
($000’s)

	Three Months Ended
	31-Mar-06	31-Mar-05

Continuing Operations	$556	$2,086
Discontinued Operations	69	193
Pro Rata Share of Unconsolidated JVs	49	58

Total	$674	$2,337

Same-Property Performance

First Quarter 2006
Same-Property1 Revenues Less Expenses
($000’s)

	Three Months Ended
	31-Mar
			Change
	2006	2005	$	%

Including impact of straight-line rent

Property revenues excl. termination fees	$200,413	$196,121	$4,292	2.2%
Property expenses	(97,061)	(93,520)	(3,541)	3.8%

Property revenues excl. termination fees less property expenses	$103,352	$102,601	$751	0.7%

Excluding impact of straight-line rent

Property revenues excl. termination fees and impact of straight-line rent	$193,047	$192,396	$651	0.3%
Property expenses	(97,099)	(93,055)	(4,044)	4.3%

Property revenues excl. termination fees and impact of straight-line rent less property expenses	$95,948	$99,341	$(3,393)	-3.4%

Same-Property1 Occupancy

	31-Mar
	2006	2005	Change

Period End	88.1%	88.5%	-0.4%

Average — Quarter	88.0%	89.2%	-1.2%
No. of properties represented: 45

(1)	Same-property performance includes all properties that were owned during the complete current and prior year reporting periods (including properties held for disposition and Trizec’s pro rata share of unconsolidated joint ventures). Development properties are not included in the same property portfolio until they have reached their stabilized occupancy for the complete current and prior year reporting periods.

Unconsolidated Real Estate Joint Venture Financial Information

First Quarter 2006
Unconsolidated Real Estate Joint Venture Assets
(As of March 31, 2006)

	Property	Location	Ownership	Occupancy [1]	Total Area	Owned Area

1.	Bank One Center	Dallas, TX	50%	80.0%	1,531,000	765,000
2.	Plaza of the Americas	Dallas, TX	50%	68.6%	1,176,000	588,000
3.	Kellogg Brown & Root Tower	Houston, TX	50%	84.6%	1,048,000	524,000
4.	Marina Towers	Los Angeles, CA	50%	90.2%	381,000	191,000
5.	The Grace Building	New York, NY	50%	99.1%	1,518,000	758,000
6.	1411 Broadway	New York, NY	50%	94.4%	1,146,000	572,000
7.	1460 Broadway	New York, NY	50%	100.0%	215,000	107,000
8.	Victor Building	Washington, D.C.	50%	99.8%	343,000	172,000
9.	Waterview development	Arlington, VA	25%	NA	NA	NA

	Total			87.0%	7,358,000	3,677,000
Statement of Operations
($000’s)

	Three Months Ended March 31, 2006
	100%	TRZ [2]
Property revenues	$58,373	$28,976
Expenses
Property expenses	27,702	13,953
Depreciation and amortization	9,986	5,959

Total expenses	37,688	19,912

Interest expense	(12,959)	(6,474)
Interest and other income	693	344

Net income	$8,419	$2,934

Property revenues less property expenses	$30,671	$15,023

(1)	Total occupancy as shown is weighted average based on owned area.

(2)	Represents Trizec’s pro rata share based on its ownership percentages in unconsolidated real estate joint ventures.

Unconsolidated Real Estate Joint Venture Financial Information

First Quarter 2006
Balance Sheets
($000’s — As of March 31, 2006)

	100%	TRZ [1]
Assets
Real Estate
Rental properties	747,701	547,585
Properties held for development	94,334	23,438
Accumulated depreciation	(139,853)	(90,460)

Real Estate, net	702,182	480,563
Other Assets
Cash & restricted cash	79,480	39,701
Deferred rent receivables, net	63,871	28,724
Deferred charges, net	57,938	30,982
Other	58,676	23,080

Total Assets	$962,147	$603,050

Liabilities
Mortgage debt	$1,000,589	$483,061
Other Liabilities
Accrued operating expenses and property taxes	21,680	6,904
Trade, construction and TI payables	3,873	1,934
Other accrued liabilities	33,046	16,939

Partners’ equity	(97,041)	146,406
Distributions in excess of investment in unconsolidated joint ventures	—	(52,194)

Total Liabilities and Equity	$962,147	$603,050

Properties Under Development
($000’s — As of March 31, 2006)

		100%	TRZ [1]
Waterview development	Arlington, VA	$94,334	$23,438
Mortgage and Other Debt Maturities 1
($000’s — As of March 31, 2006)

		Weighted
	Amount	Average Rate
2006	$53,274	4.52%
2007	1,696	5.48%
2008	4,018	5.51%
2009	21,071	5.85%
2010	4,805	5.52%
Beyond	398,197	5.48%

Total	$483,061	5.39%

(1)	Represents Trizec’s pro rata share based on its ownership percentages in unconsolidated real estate joint ventures.

Office Portfolio Analysis

First Quarter 2006	(Includes discontinued operations)

(As of March 31, 2006)	Based on Pro Rata Share of Owned Area

		Market Distribution		Occupancy		Gross Rent
	No. of	Owned Area[1]	Period	Qtr
	Properties	000's sq. ft.	%	End	Average	In-Place [2]	Market [3]
Core Markets
Atlanta	5	3,481	11%	89.5%	89.4%	$22.90	$20.30
Chicago	4	2,434	7%	85.8%	86.9%	29.10	27.30
Dallas	4	4,510	14%	84.8%	84.8%	19.70	18.70
Houston	5	5,645	18%	84.6%	84.3%	20.70	19.30
Los Angeles Area	5	4,340	14%	83.3%	86.3%	29.90	31.80
New York Area	6	5,615	18%	92.4%	91.8%	35.00	40.40
Washington D.C. Area	17	4,119	13%	90.6%	90.3%	31.60	33.50

Total Core Markets	46	30,144	95%	87.4%	87.7%	$27.10	$27.60

Total Other Markets	2	1,704	5%	88.8%	87.9%	$14.60	$19.70

Total Office Properties	48	31,848	100%	87.5%	87.7%	$26.50	$27.20

Based on Total Area

		Market Distribution		Occupancy		Gross Rent
	No. of	Total Area		Period	Qtr
	Properties	000's sq. ft.	%	End	Average	In-Place [2]	Market [3]
Consolidated Properties	40	28,182	79%	87.5%	87.7%	$25.70	$26.10
Unconsolidated JV Properties	8	7,358	21%	87.0%	87.7%	32.60	35.70

Total Office Properties	48	35,540	100%	87.4%	87.7%	$27.10	$28.10

(1)	For the purposes of this table and elsewhere in this report, “owned area” is the sum of the total square footage of all of our wholly-owned properties and our pro rata share of the square footage of our joint venture properties calculated based on our ownership interest in such joint ventures.

(2)	Represents average current in-place base rents, including expense reimbursements. Excludes straight-line rent.

(3)	Reflects management’s estimate of current market rent for similar quality space.

Office Portfolio Analysis

First Quarter 2006	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)
Office Portfolio Leasing Activity 1

	Three Months Ended
	31-Mar-06
	Owned Area	Total Area
New Leases	698,020	727,751
Renewals	1,335,124	1,356,281
Expiries	(2,315,129)	(2,412,486)

Net	(281,985)	(328,454)

Weighted-Avg. Term on new/renewal leasing (Yrs.)	10.2	10.2

Avg. Rental Rate on new/renewal leasing [2]	$21.01	$21.11
Avg. Rental Rate on expiring leases [2]	24.31	24.40

Rental Rate Change on leasing [2]	($3.30)	($3.29)

	-13.6%	-13.5%

(1)	In square feet unless otherwise noted.

(2)	Per square foot, excludes straight-line rent.

	Three Months Ended
	31-Mar-06
	Consolidated	Unconsolidated	Total
Capital Expenditures:
Recurring	$1,749	$605	$2,354
Non-Recurring	10,191	206	10,397

Total	$11,940	$811	$12,751

Capital Expenditures Per Sq. Ft. Owned:
Recurring	$0.06	$0.16	$0.07
Non-Recurring	0.36	0.06	0.33

Total	$0.42	$0.22	$0.40

Tenant Installation Costs[3]:
Non-incremental revenue generating	$28,767	$436	$29,203
Incremental revenue generating:
Space vacant > 12 months	9,252	149	9,401
Acquisitions and Developments	268	—	268

Total	$38,287	$585	$38,872

Tenant Installation Costs Per Sq. Ft. Leased:
Non-incremental revenue generating	$16.57	$9.88	$16.41
Incremental revenue generating	38.54	24.87	38.22

Total	$19.31	$11.68	$19.12

(3)	Based on owned area and office leasing activity at Trizec’s pro rata share.

Office Portfolio Analysis

First Quarter 2006	(Includes discontinued operations)
Scheduled Annual Expirations1

(As of March 31, 2006)
Core Markets		2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
Atlanta	sq. ft. 000's	234	506	366	402	314	571	239	76	99	130
	% of owned area	6.7%	14.5%	10.5%	11.5%	9.0%	16.4%	6.9%	2.2%	2.8%	3.7%
	Rate per sq. ft.	$23.05	$22.48	$23.57	$22.04	$23.39	$29.15	$32.23	$25.06	$20.88	$22.75

Chicago	sq. ft. 000's	239	65	41	6	209	262	78	132	191	98
	% of owned area	9.8%	2.7%	1.7%	0.2%	8.6%	10.8%	3.2%	5.4%	7.8%	4.0%
	Rate per sq. ft.	29.28	29.95	32.36	28.16	34.99	34.72	30.67	30.21	31.66	31.07

Dallas	sq. ft. 000's	231	658	178	301	507	204	254	635	340	157
	% of owned area	5.1%	14.6%	3.9%	6.7%	11.2%	4.5%	5.6%	14.1%	7.5%	3.5%
	Rate per sq. ft.	19.78	17.19	21.90	22.06	23.25	22.05	21.66	20.29	16.45	19.41

Houston	sq. ft. 000's	242	594	418	208	977	462	608	399	85	215
	% of owned area	4.3%	10.5%	7.4%	3.7%	17.3%	8.2%	10.8%	7.1%	1.5%	3.8%
	Rate per sq. ft.	21.59	20.56	22.93	23.45	20.16	22.97	25.03	17.93	21.29	20.78

Los Angeles Area	sq. ft. 000's	241	201	360	117	433	401	690	66	364	92
	% of owned area	5.6%	4.6%	8.3%	2.7%	10.0%	9.2%	15.9%	1.5%	8.4%	2.1%
	Rate per sq. ft.	31.52	29.12	30.85	30.53	31.73	21.73	34.91	40.75	33.91	32.59

New York Area	sq. ft. 000's	239	184	232	755	397	128	247	242	125	1,794
	% of owned area	4.3%	3.3%	4.1%	13.4%	7.1%	2.3%	4.4%	4.3%	2.2%	32.0%
	Rate per sq. ft.	38.32	39.11	42.57	31.75	36.59	53.32	46.67	50.25	44.80	32.22

Washington D.C. Area	sq. ft. 000's	260	616	444	502	244	122	427	113	297	145
	% of owned area	6.3%	15.0%	10.8%	12.2%	5.9%	3.0%	10.4%	2.7%	7.2%	3.5%
	Rate per sq. ft.	29.90	36.30	33.86	32.02	33.94	35.57	33.30	37.65	27.87	44.13

Total Core Markets	sq. ft. 000's	1,686	2,824	2,039	2,291	3,081	2,150	2,543	1,663	1,501	2,631
	% of owned area	5.6%	9.4%	6.8%	7.6%	10.2%	7.1%	8.4%	5.5%	5.0%	8.7%
	Rate per sq. ft.	$27.71	$25.59	$29.16	$28.01	$26.84	$28.25	$31.71	$27.08	$27.81	$30.68

Total Other Markets	sq. ft. 000's	35	78	259	93	129	55	2	125	8	0
	% of owned area	2.1%	4.6%	15.2%	5.5%	7.6%	3.2%	0.1%	7.3%	0.5%	0.0%
	Rate per sq. ft.	$19.57	$14.99	$15.91	$14.82	$13.69	$12.52	$16.94	$22.61	$25.89	$—

Total — Owned Area[2,3]	sq. ft. 000's	1,721	2,902	2,298	2,384	3,210	2,205	2,545	1,788	1,509	2,631
	% of owned area	5.4%	9.1%	7.2%	7.5%	10.1%	6.9%	8.0%	5.6%	4.7%	8.3%
	Rate per sq. ft.	$27.54	$25.30	$27.66	$27.49	$26.31	$27.85	$31.70	$26.77	$27.80	$30.68

Consolidated Area	sq. ft. 000's	1,449	2,635	2,114	2,188	2,808	2,055	2,197	1,495	1,345	2,402
	% of total area	5.1%	9.3%	7.5%	7.8%	10.0%	7.3%	7.8%	5.3%	4.8%	8.5%
	Rate per sq. ft.	$27.15	$25.24	$26.63	$26.95	$25.22	$27.54	$30.13	$23.30	$27.24	$30.71

Unconsolidated JV Area[4]	sq. ft. 000's	544	537	370	394	808	300	705	589	328	459
	% of total area	7.4%	7.3%	5.0%	5.4%	11.0%	4.1%	9.6%	8.0%	4.5%	6.2%
	Rate per sq. ft.	$29.61	$25.95	$39.50	$33.50	$33.96	$32.36	$41.59	$44.43	$32.47	$30.32

Total Area[5]	sq. ft. 000's	1,993	3,172	2,484	2,582	3,616	2,355	2,902	2,084	1,673	2,861
	% of total area	5.6%	8.9%	7.0%	7.3%	10.2%	6.6%	8.2%	5.9%	4.7%	8.1%
	Rate per sq. ft.	$27.82	$25.36	$28.55	$27.95	$27.17	$28.15	$32.91	$29.27	$28.27	$30.65

(1)	Expiring rental rates per sq. ft. represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

(2)	% of owned area expiring represents Trizec’s percentage in each respective market.

(3)	Includes Trizec’s pro rata share of unconsolidated real estate joint ventures.

(4)	Represents expiring area at 100% of unconsolidated real estate joint venture properties.

(5)	Represents expiring area at 100% of unconsolidated real estate joint ventures and consolidated properties.

Office Portfolio Analysis

First Quarter 2006	(Includes discontinued operations)
Scheduled Quarterly Expirations1

(As of March 31, 2006)
Core Markets		Q2-06	Q3-06	Q4-06	2006	Q1-07	Q2-07	Q3-07	Q4-07	2007
Atlanta	sq. ft. 000's	136	37	61	234	93	152	123	138	506
	% of owned area	3.9%	1.1%	1.8%	6.7%	2.7%	4.4%	3.5%	4.0%	14.5%
	Rate per sq. ft.	$23.48	$21.21	$23.21	$23.05	$20.66	$24.92	$21.13	$22.24	$22.48

Chicago	sq. ft. 000's	203	34	2	239	4	20	20	21	65
	% of owned area	8.3%	1.4%	0.1%	9.8%	0.2%	0.8%	0.8%	0.9%	2.7%
	Rate per sq. ft.	28.15	35.67	35.85	$29.28	21.90	21.61	37.29	32.44	$29.95

Dallas	sq. ft. 000's	95	39	97	231	285	22	297	54	658
	% of owned area	2.1%	0.9%	2.2%	5.1%	6.3%	0.5%	6.6%	1.2%	14.6%
	Rate per sq. ft.	18.03	22.32	20.48	$19.78	18.58	18.03	16.24	14.76	$17.19

Houston	sq. ft. 000's	184	29	29	242	109	307	130	48	594
	% of owned area	3.3%	0.5%	0.5%	4.3%	1.9%	5.4%	2.3%	0.9%	10.5%
	Rate per sq. ft.	21.82	19.12	22.58	$21.59	17.80	23.03	16.44	22.21	$20.56

Los Angeles Area	sq. ft. 000's	12	123	106	241	50	27	78	46	201
	% of owned area	0.3%	2.8%	2.4%	5.6%	1.2%	0.6%	1.8%	1.1%	4.6%
	Rate per sq. ft.	29.99	27.42	36.46	$31.52	33.26	35.68	26.62	24.99	$29.12

New York Area	sq. ft. 000's	177	13	49	239	84	59	17	24	184
	% of owned area	3.2%	0.2%	0.9%	4.3%	1.5%	1.1%	0.3%	0.4%	3.3%
	Rate per sq. ft.	37.57	56.66	36.15	$38.32	43.41	33.01	46.90	33.53	$39.11

Washington D.C. Area	sq. ft. 000's	51	51	158	260	64	240	233	79	616
	% of owned area	1.2%	1.2%	3.8%	6.3%	1.6%	5.8%	5.7%	1.9%	15.0%
	Rate per sq. ft.	27.18	32.13	30.05	$29.90	31.37	35.73	37.89	37.31	$36.30

Total Core Markets	sq. ft. 000's	858	326	502	1,686	689	827	898	410	2,824
	% of owned area	2.8%	1.1%	1.7%	5.6%	2.3%	2.7%	3.0%	1.4%	9.4%
	Rate per sq. ft.	$26.84	$28.13	$28.91	$27.71	$24.04	$28.02	$24.51	$25.65	$25.59

Total Other Markets	sq. ft. 000's	23	12	0	35	27	9	13	29	78
	% of owned area	1.3%	0.7%	0.0%	2.1%	1.6%	0.5%	0.8%	1.7%	4.6%
	Rate per sq. ft.	$20.72	$17.38	$—	$19.57	$16.99	$17.67	$22.33	$9.01	$14.99

Total — Owned Area[2,3]	sq. ft. 000's	881	338	502	1,721	716	836	911	439	2,902
	% of owned area	2.8%	1.1%	1.6%	5.4%	2.2%	2.6%	2.9%	1.4%	9.1%
	Rate per sq. ft.	$26.68	$27.75	$28.91	$27.54	$23.77	$27.91	$24.48	$24.55	$25.30

Consolidated Area	sq. ft. 000's	801	318	330	1,449	640	814	758	423	2,635
	% of total area	2.8%	1.1%	1.2%	5.1%	2.3%	2.9%	2.7%	1.5%	9.3%
	Rate per sq. ft.	$25.97	$26.86	$30.31	$27.15	$21.91	$28.02	$25.51	$24.46	$25.24

Unconsolidated JV Area[4]	sq. ft. 000's	160	38	346	544	151	44	309	33	537
	% of total area	2.2%	0.5%	4.7%	7.4%	2.1%	0.6%	4.2%	0.4%	7.3%
	Rate per sq. ft.	33.79	$42.82	$26.23	$29.61	$39.53	$24.06	$19.46	$27.03	$25.95

Total Area[5]	sq. ft. 000's	961	356	676	1,993	791	858	1,067	456	3,172
	% of total area	2.7%	1.0%	1.9%	5.6%	2.2%	2.4%	3.0%	1.3%	8.9%
	Rate per sq. ft.	$27.27	$28.56	$28.22	$27.82	$25.27	$27.82	$23.76	$24.65	$25.36

(1)	Expiring rental rates per sq. ft. represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

(2)	% of owned area expiring represents Trizec’s percentage in each respective market.

(3)	Includes Trizec’s pro rata share of unconsolidated real estate joint ventures.

(4)	Represents expiring area at 100% of unconsolidated real estate joint venture properties.

(5)	Represents expiring area at 100% of unconsolidated real estate joint ventures and consolidated properties.

Office Portfolio Analysis

First Quarter 2006	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)
Market Distribution1

Three Months Ended
31-Mar-06
Core Markets:
Atlanta	10%
Chicago	7%
Dallas	8%
Houston	12%
Los Angeles Area	16%
New York Area	23%
Washington D.C. Area	19%

Total Core Markets	95%

Total Other Markets	5%

Total	100%

(1)	Based on property revenues less property expenses.
Top 10 Assets
(As of March 31, 2006)

		% of Owned	% of Net
		Area	Rent[1]

One New York Plaza	New York, NY	8%	9%
Allen Center	Houston, TX	10%	8%
Bank of America Plaza	Los Angeles, CA	4%	6%
The Grace Building (50%)	New York, NY	2%	5%
Ernst & Young Plaza	Los Angeles, CA	4%	4%
Galleria Towers	Dallas, TX	4%	3%
Figueroa at Wilshire	Los Angeles, CA	3%	3%
Bank of America Plaza	Charlotte, NC	3%	3%
Newport Tower	Jersey City, NJ	3%	3%
1411 Broadway (50%)	New York, NY	2%	3%

(1)	Based on property revenues excluding termination fees less property expenses.

Office Portfolio Analysis

First Quarter 2006	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)
Tenant Mix by Industry
(As of March 31, 2006)

Industry	% of Owned Area

Banking / Securities Brokers	19%
Legal Services	13%
Oil and Gas	7%
Computers / Communications	6%
Misc. Business Services	6%
Wholesalers / Retailers	5%
Insurance / Non Bank Financial	5%
Government	4%
Accounting	4%
Engineering and Architectural	3%

Number of tenants:	1,790

Average remaining lease term (years):	6.1

Top 20 Tenants
(As of March 31, 2006)

	% of Owned	% of Gross
Tenant	Area	Rent[1]

Wachovia Securities Financial Holdings	4.5%	6.1%
GSA	2.5%	3.5%
The Goldman Sachs Group	1.8%	2.6%
Continental Airlines	2.3%	2.2%
Bank of America	2.5%	2.0%
Ernst & Young	1.1%	1.9%
Fried, Frank, Harris	1.2%	1.8%
Devon Energy Corporation	1.6%	1.8%
The Capital Group Corporation	1.0%	1.5%
Kellogg Brown & Root Inc.	1.6%	1.2%
JP Morgan Chase	0.9%	1.2%
Jones Apparel Group Inc.	0.6%	1.1%
Time Warner	0.5%	1.1%
Amerada Hess Corporation	1.0%	1.1%
Merrill Lynch Corporation	0.9%	1.1%
Wells Fargo Bank, N.A.	1.5%	0.9%
KPMG LLP	0.5%	0.9%
S1 Corporation	0.6%	0.8%
Smithsonian Institution	0.5%	0.8%
Sheppard, Mullin, Richter	0.5%	0.8%

(1)	Represents current in-place base rents, including expense reimbursements. Excludes straight-line rent.
Lease Stratification
(As of March 31, 2006)

	Occupied	% of Total	No. of	% of Total No.
Lease Size (sq. ft.)	Area[1]	Occupied Area	Leases[2]	of Leases

0-2,500	943,000	3.0%	838	40.1%
2,501-5,000	1,356,000	4.4%	373	17.8%
5,001-10,000	2,447,000	7.9%	342	16.4%
10,001-25,000	4,350,000	14.0%	279	13.4%
25,001-50,000	4,857,000	15.7%	144	6.9%
50,001-100,000	4,249,000	13.7%	61	2.9%
100,001 +	12,796,000	41.3%	53	2.5%

Total	30,998,000	100.0%	2,090	100.0%

(1)	Based on total area.

(2)	Represents number of leases in each lease size category, not number of tenants, as some tenants operate under multiple leases.

Property Listing

First Quarter 2006
Property Listing
(As of March 31, 2006)

		Total Area	Owned Area
Name (Ownership) [1]	Location	(sq. ft.)	(sq. ft.)	Occupancy [2,3]

Atlanta
Interstate North Parkway	Atlanta, GA	955,000	955,000	93.4%
Colony Square	Atlanta, GA	837,000	837,000	87.8%
The Palisades	Atlanta, GA	627,000	627,000	78.2%
One Alliance Center	Atlanta, GA	558,000	558,000	99.9%
Midtown Plaza	Atlanta, GA	504,000	504,000	87.6%

Total — Atlanta	(5 properties)	3,481,000	3,481,000	89.5%

Chicago
Two North LaSalle	Chicago, IL	692,000	692,000	94.2%
10 South Riverside	Chicago, IL	685,000	685,000	90.6%
120 South Riverside	Chicago, IL	685,000	685,000	80.9%
550 West Washington	Chicago, IL	372,000	372,000	70.1%

Total — Chicago	(4 properties)	2,434,000	2,434,000	85.8%

Dallas
Renaissance Tower	Dallas, TX	1,739,000	1,739,000	86.3%
Bank One Center (50%)	Dallas, TX	1,531,000	765,000	80.0%
Galleria Towers I, II and III	Dallas, TX	1,418,000	1,418,000	92.2%
Plaza of the Americas (50%)	Dallas, TX	1,176,000	588,000	68.6%

Total — Dallas	(4 properties)	5,864,000	4,510,000	84.8%

Houston
Allen Center	Houston, TX	3,184,000	3,184,000	89.4%
Cullen Center
Continental Center I	Houston, TX	1,098,000	1,098,000	72.5%
Continental Center II	Houston, TX	449,000	449,000	86.8%
Kellogg Brown & Root Tower (50%)	Houston, TX	1,048,000	524,000	84.6%
500 Jefferson	Houston, TX	390,000	390,000	77.9%

Total — Houston	(5 properties)	6,169,000	5,645,000	84.6%

Los Angeles Area
Bank of America Plaza	Los Angeles, CA	1,422,000	1,422,000	96.1%
Ernst & Young Plaza	Los Angeles, CA	1,245,000	1,245,000	85.5%
Figueroa at Wilshire	Los Angeles, CA	1,039,000	1,039,000	61.5%
Marina Towers (50%)	Los Angeles, CA	381,000	191,000	90.2%
Landmark Square	Long Beach, CA	443,000	443,000	83.9%

Total — Los Angeles Area	(5 properties)	4,530,000	4,340,000	83.3%

New York Area
One New York Plaza	New York, NY	2,458,000	2,458,000	97.2%
The Grace Building (50%)	New York, NY	1,518,000	758,000	99.1%
1411 Broadway (50%)	New York, NY	1,146,000	572,000	94.4%
1065 Ave. of the Americas (99%)	New York, NY	665,000	659,000	90.4%
1460 Broadway (50%)	New York, NY	215,000	107,000	100.0%
Newport Tower	Jersey City, NJ	1,061,000	1,061,000	76.2%

Total — New York Area	(6 properties)	7,063,000	5,615,000	92.4%

Washington, D.C. Area
1200 K Street, N.W.	Washington, D.C.	389,000	389,000	98.4%
2000 L Street, N.W.	Washington, D.C.	383,000	383,000	98.6%
Victor Building (50%)	Washington, D.C.	343,000	172,000	99.8%
2001 M Street (98%)	Washington, D.C.	229,000	224,000	100.0%
1225 Connecticut, N.W.	Washington, D.C.	217,000	217,000	98.0%
1400 K Street, N.W.	Washington, D.C.	189,000	189,000	97.0%
1250 Connecticut, N.W.	Washington, D.C.	172,000	172,000	93.6%
1250 23rd Street, N.W.	Washington, D.C.	116,000	116,000	100.0%
2401 Pennsylvania	Washington, D.C.	77,000	77,000	93.6%

Washington, D.C.	(9 properties)	2,115,000	1,939,000	98.0%

Bethesda Crescent	Bethesda, MD	269,000	269,000	87.7%
Silver Spring Metro Plaza	Silver Spring, MD	688,000	688,000	97.6%

Suburban Maryland	(2 properties)	957,000	957,000	94.8%

Two Ballston Plaza	Arlington, VA	223,000	223,000	99.9%
1550 Wilson Boulevard	Arlington, VA	136,000	136,000	83.9%
1560 Wilson Boulevard	Arlington, VA	126,000	126,000	69.6%
12010 Sunrise Valley Drive	Reston, VA	238,000	238,000	0.0%
One Reston Crescent	Reston, VA	185,000	185,000	100.0%
Sunrise Tech Park	Reston, VA	315,000	315,000	100.0%

Northern Virginia	(6 properties)	1,223,000	1,223,000	75.6%

Total — Washington, D.C. Area	(17 properties)	4,295,000	4,119,000	90.6%

Total — Core Markets	(46 properties)	33,836,000	30,144,000	87.4%

Other Markets
Bank of America Plaza	Charlotte, NC	891,000	891,000	99.3%
Northstar Center	Minneapolis, MN	813,000	813,000	77.4%

Total — Other Markets	(2 properties)	1,704,000	1,704,000	88.8%

Total — Office Properties	(48 properties)	35,540,000	31,848,000	87.5%

(1)	The economic interest of Trizec’s owning entity is 100% unless otherwise noted.

(2)	Total occupancy as shown is weighted average based on owned area.

(3)	Occupancy based on total area at March 31, 2006 was 87.4%, with consolidated properties at 87.5% and unconsolidated real estate joint venture properties at 87.0%.

Mortgage Debt and Other Loans

First Quarter 2006	(Excluding Trizec’s pro rata share of unconsolidated real estate joint ventures)

Consolidated Mortgage Debt and Other Loans	(As of March 31, 2006)

($000’s)	Weighted average		Weighted average	Outstanding
	term to maturity		interest rates	balance

Collateralized Property Loans
At fixed rates	5.8	yrs	5.98%	$1,993,372
At variable rates	—		—	—

Total	5.8	yrs	5.98%	$1,993,372

Other Loans
At fixed rates	5.1	yrs	6.57%	$16,118
At variable rates	—		—	—

Total	5.1	yrs	6.57%	$16,118

Unsecured Credit Facility [1]	2.6	yrs	6.09%	$120,000

Total	5.6	yrs	5.99%	$2,129,490

(1)	$630 million undrawn on current availability of $750 million. Unsecured credit facility commitment totals $750 million.

Consolidated Mortgage Debt and Other Loan Maturities	(As of March 31, 2006)

($000’s)
	2006	2007	2008	2009	2010	Beyond	Total

Total maturities	$148,893	77,833	522,992	20,572	112,189	1,247,011	$2,129,490

Average rate:	6.79%	6.13%	6.40%	5.53%	5.11%	5.81%	5.99%

(a) Interest Coverage	2.6	x
(b) Fixed Charge Coverage	2.3	x
(c) Debt to Total Book Capitalization	50%
Financial Ratio Definitions:

(a)	Operating income plus depreciation and amortization, divided by interest expense.

(b)	Operating income plus depreciation and amortization, divided by interest expense plus regular amortizations and special dividends.

(c)	Mortgage debt and other loans divided by mortgage debt and other loans plus stockholders’ equity.

Mortgage Debt and Other Loans

First Quarter 2006

			Maturity	Current
Property/(ownership)[1]	F/V [2]		Date	Rate	Principal Balance		Term to Maturity

(As of March 31, 2006)					($000’s	)	(Years)

Consolidated Debt

CMBS Transaction
Class A-2	F		May-11	6.09%	$45,393		5.1
Class A-3 FL	V		Mar-08	5.13%	75,821		2.0
Class A-3	F		Mar-08	6.21%	78,900		2.0
Class A-4	F		May-11	6.53%	240,600		5.1
Class B-3 FL	V		Mar-08	5.28%	13,934		2.0
Class B-3	F		Mar-08	6.36%	14,500		2.0
Class B-4	F		May-11	6.72%	47,000		5.1
Class C-3	F		Mar-08	6.52%	101,400		2.0
Class C-4	F		May-11	6.89%	45,600		5.1
Class D-3	F		Mar-08	6.94%	106,100		2.0
Class D-4	F		May-11	7.28%	40,700		5.1
Class E-3	F		Mar-08	7.25%	73,300		2.0
Class E-4	F		May-11	7.60%	32,300		5.1

	Pre-swap:			6.55%	$915,548		3.5
	Post-swap[3]:			6.63%	$915,548		3.5

Renaissance Tower	F		Jan-10	4.98%	91,666		3.8
Ernst & Young Plaza	F		Feb-14	5.07%	116,271		7.8
One New York Plaza	F		Mar-16	5.50%	400,000		9.9
2000 L Street, N.W.	F		Aug-07	6.26%	56,100		1.3
2001 M Street (98%)	F		Dec-14	5.25%	44,500		8.7
Bethesda Crescent	F		Jan-08	7.10%	31,675		1.8
Bethesda Crescent	F		Jan-08	6.70%	2,625		1.8
Two Ballston Plaza	F		Jun-08	6.91%	25,925		2.2
Bank of America Plaza (Los Angeles)	F		Sep-14	5.31%	242,000		8.4
One Alliance Center	F		Jul-13	4.78%	67,062		7.3
Unsecured Credit Facility	V	[4]	Oct-08	6.09%	120,000		2.6
Other — Fixed	F		May-11	6.57%	16,118		5.1

Total Consolidated Debt				5.99%	$2,129,490		5.6

			Maturity	Current
Property/(ownership)[1]	F/V [2]		Date	Rate	Principal Balance		Term to Maturity

(As of March 31, 2006)					($000’s	)	(Years)

Unconsolidated Joint Venture Mortgage Debt

Bank One Center (50%)	V		Dec-06	4.52%	53,153		0.7
The Grace Building (50%)	F		Jul-14	5.54%	190,119		8.3
1411 Broadway (50%)	F		Jul-14	5.50%	109,281		8.3
1460 Broadway (50%)	F		Nov-12	5.11%	12,401		6.6
Plaza of the Americas (50%)	F		Jul-11	5.12%	34,000		5.3
Waterview (25%)	V	[5]	Aug-09	5.93%	16,608		3.4
Marina Towers (50%)	F		Apr-16	5.84%	20,000		10.0
Victor Building (50%)	F		Feb-16	5.39%	47,499		9.9

Total Unconsolidated Joint Venture Mortgage Debt				5.39%	$483,061		7.3

Total Mortgage and Other Debt				5.88%	$2,612,551		5.9

(1)	The economic interest of Trizec’s owning entity in the associated asset is 100% unless otherwise noted.

(2)	“F” refers to fixed rate debt, “V” refers to variable rate debt. References to “V” represent the underlying loan, some of which have been fixed through hedging instruments.

(3)	$89.8 million of the 7-year floating rate tranche of the CMBS loan has been swapped from one-month LIBOR plus various spreads to 5.98% fixed rate.

(4)	Reflects notional allocation of $60.2 million of the floating rate unsecured credit facility debt that has been swapped from one-month LIBOR plus spread to 6.57% fixed rate.

(5)	$15.0 million of the floating rate construction loan has been swapped from one-month LIBOR plus spread to 5.88% fixed rate.

Discontinued Operations

First Quarter 2006
Properties Designated as Discontinued Operations

During the three months ended March 31, 2006
Property	Location	Date Sold

None designated through March 31, 2006
Properties Designated as Discontinued Operations

During the twelve months ended December 31, 2005
Property	Location	Date Sold

Metropolitan Square	St. Louis, MO	29-Jul-05
Watergate Office Building	Washington, DC	7-Oct-05
Twinbrook Metro Plaza	Rockville, MD	18-Oct-05
Beaumeade Corporate Park	Ashburn, VA	18-Oct-05
First Citizens Plaza	Charlotte, NC	10-Mar-06
Northstar Center	Minneapolis, MN	—
Statement of Operations 1

	Three Months Ended
($000's)	31-Mar-06	31-Mar-05
Property revenues	$6,339	$20,869

Expenses
Property expenses	3,998	7,450
Depreciation and amortization	—	3,359

Total expenses	$3,998	$10,809

Interest expense	—	(2,307)
Interest and other income	29	277
Income and other taxes	427	—

Gain on disposition of discontinued real estate	31,557	207

Net income	$34,354	$8,237

Property revenues less property expenses	$2,341	$13,419

(1)	Williams Center I & II is included in Discontinued Operations for the three months ended March 31, 2006 and 2005 as it was designated in June 2004 and not sold until January 2006.

2006 Disposition Summary

First Quarter 2006
Dispositions

		Total	Owned	Gross	Property	Sale	Closing
Property	Location	Area	Area	Proceeds [1]	Debt	Proceeds	Date
		(sq. ft.)	(sq. ft.)	($ mil.)	($ mil.)	($ mil.)
Williams Center I & II	Tulsa, OK	770,000	770,000	$42.5	—	$42.5	9-Jan-06
First Citizens Plaza	Charlotte, NC	477,000	477,000	$77.3	—	$77.3	10-Mar-06

Total Dispositions		1,247,000	1,247,000	$119.8	$—	$119.8

(1) Gross proceeds before selling costs or any other adjustments

Appendix A

First Quarter 2006
Trizec Properties, Inc.
Financial Information
(See the Financial Information included in Exhibit 99.1 to this Form 8-K.)